SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8‑K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT - March 17, 2014
(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

9227 Centre Pointe Drive West Chester, OH	45069
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (513) 425-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into Material Definitive Agreement.

On March 17, 2014, AK Steel Corporation (the “Company”) entered into an amended and restated $1.1 billion, five-year senior secured revolving credit facility (the “Restated Credit Facility”), which includes a $1.05 billion asset-based revolving facility and a $50.0 million “first-in, last-out” asset-based facility (the “FILO Facility”). The Restated Credit Facility, which matures on March 17, 2019, is governed by an Amended and Restated Loan and Security Agreement with Bank of America, N.A., as Agent, JP Morgan Chase Bank, N.A. and Wells Fargo Capital Finance, LLC, as Co-Syndication Agents, Citibank, N.A., Deutsche Bank Trust Company Americas, Fifth Third Bank, Regions Bank and U.S. Bank National Association, as Co-Documentation Agents, PNC Bank National Association, as Managing Agent, and Bank of America, N.A., J.P. Morgan Securities LLC and Wells Fargo Capital Finance, LLC, as Joint Lead Arrangers and Co-Book Managers, and certain financial institutions, as lenders (the “Loan and Security Agreement”).  The Restated Credit Facility includes a $75.0 million swingline sublimit and a $300.0 million letter of credit sublimit. The Loan and Security Agreement also provides that, under certain circumstances, at the Company’s request, the Restated Credit Facility’s revolving credit line may be increased by $200.0 million.  The Company will use borrowings under the Restated Credit Facility for working capital and general corporate purposes. All loans outstanding under the Replaced Credit Facility (as defined below) immediately prior to the closing of the Restated Credit Facility were converted into loans under the Restated Credit Facility.

The Company’s obligations under the Restated Credit Facility are secured by the Company’s inventory and accounts receivable and are guaranteed by its parent company, AK Steel Holding Corporation (“AK Holding”).  Availability of borrowings under the Restated Credit Facility from time to time is subject to a borrowing base calculation based upon a valuation of the Company’s eligible inventories (including raw materials, finished and semi-finished goods, work-in-process inventory, and in-transit inventory) and eligible accounts receivable, each multiplied by an applicable advance rate (with the FILO Facility utilizing a higher advance rate, which provides a higher level of availability).  In addition, availability of borrowings is reduced in an amount equal to the Company’s outstanding letters of credit.  Borrowings under the Restated Credit Facility will bear interest at a base rate or, at the Company’s option, LIBOR, plus an additional interest rate margin that is determined by the average daily availability of borrowings under the Restated Credit Facility.  The additional interest rate margin for revolver borrowings (i.e., non-FILO Facility borrowings) ranges from 0.50% to 1.00% per annum in the case of base rate borrowings and from 1.50% to 2.00% per annum in the case of LIBOR borrowings. For borrowings under the FILO Facility, the additional interest rate margin ranges from 1.75% to 2.25% per annum in the case of base rate borrowings and from 2.75% to 3.25% per annum in the case of LIBOR borrowings.  In addition, the Company will pay a commitment fee on the undrawn commitments under the Restated Credit Facility from time to time according to the average daily balance of borrowings (which balance also will include outstanding letters of credit) under the Restated Credit Facility during any month.  This commitment fee on undrawn commitments applies at a rate of 0.375% per annum. The Loan and Security Agreement contains representations and warranties, affirmative and negative covenants, and events of default (applicable to the Company, AK Holding and its subsidiaries) that are customary for credit agreements of this type.

The foregoing description does not constitute a complete summary of the Restated Credit Facility and is qualified by reference in its entirety to the full text of the Loan and Security Agreement, a copy which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02     Termination of a Material Definitive Agreement.

In connection with the entry by the Company into the Restated Credit Facility described in Item 1.01 above, on March 17, 2014, the Company terminated its $1.1 billion, senior secured revolving credit facility under  a Loan and Security Agreement, dated as of April 28, 2011, with Bank of America, N.A., as Agent, JP Morgan

Chase Bank, N.A. and Wells Fargo Capital Finance, LLC, as Co-Syndication Agents, Citibank, N.A. and Deutsche Bank Securities Inc., as Co-Documentation Agents, Fifth Third Bank and PNC Bank, National Association, as Managing Agents, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Capital Finance, LLC, as Joint Lead Arrangers and Co-Book Managers, and certain financial institutions, as lenders (as amended, the “Replaced Credit Facility”).  All outstanding amounts under the Replaced Credit Facility were repaid in full using proceeds of the Restated Credit Facility.  The foregoing description of the Replaced Credit Agreement does not constitute a complete summary and is qualified by reference in its entirety to the full text of (i) the Replaced Credit Facility, a copy which was filed as Exhibit 10.1 to AK Holding’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (the “Commission”) on April 29, 2011, (ii) the Form of Increased Commitment Agreement, dated as of October 31, 2011, among the Company, as borrower, Bank of America, N.A., as Agent, and certain financial institutions as the lenders party thereto, a copy of which was filed as Exhibit 10.1 to AK Holding’s Current Report on Form 8-K, as filed with the Commission on October 31, 2011, and (iii) the First Amendment to Credit Agreement, dated as of November 12, 2012, among the Company, as borrower, Bank of America, N.A. as agent for the lenders, and the lenders party thereto, a copy which was filed as Exhibit 10.1 to AK Holding’s Current Report on Form 8-K, as filed with the Commission on November 12, 2012, all of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures required by this Item 2.03 are contained in Item 1.01 above and are incorporated as if fully restated herein.

Item 7.01    Regulation FD Disclosure.

On March 17, 2014, the Company issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, announcing that it had entered into the Restated Credit Facility.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibit:

10.1
Amended and Restated Loan and Security Agreement, dated as of March 17, 2014, among AK Steel, as Borrower, certain financial institutions, as Lenders, Bank of America, N.A., as Agent, JP Morgan Chase Bank, N.A. and Wells Fargo Capital Finance, LLC, as Co-Syndication Agents, Citibank, N.A., Deutsche Bank Trust Company Americas, Fifth Third Bank, Regions Bank, and U.S. Bank National Association, as Co-Documentation Agents, PNC Bank National Association, as Managing Agent, and Bank of America, N.A., J.P. Morgan Securities LLC and Wells Fargo Capital Finance, LLC, as Joint Lead Arrangers and Co-Book Managers

99.1	Press Release issued on March 17, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By: /s/ David C. Horn
    David C. Horn
    Secretary

Dated: March 18, 2014

EXHIBIT INDEX

Exhibit No.                Description

10.1
Amended and Restated Loan and Security Agreement, dated as of March 17, 2014, among AK Steel, as Borrower, certain financial institutions, as Lenders, Bank of America, N.A., as Agent, JP Morgan Chase Bank, N.A. and Wells Fargo Capital Finance, LLC, as Co-Syndication Agents, Citibank, N.A., Deutsche Bank Trust Company Americas, Fifth Third Bank, Regions Bank, and U.S. Bank National Association, as Co-Documentation Agents, PNC Bank National Association, as Managing Agent, and Bank of America, N.A., J.P. Morgan Securities LLC and Wells Fargo Capital Finance, LLC, as Joint Lead Arrangers and Co-Book Managers

99.1	Press Release issued on March 17, 2014